The Hodges Fund

                        Supplement Dated August 31, 1998
                       To Prospectus Dated August 1, 1998

      Discussion in the Fund's prospectus is supplemented with the following information:

      o    On page 12, under the caption "Check-A-Matic Plan," please note:

           The minimum monthly amount for new investors who agree to open an automatic investment plan whereby a check is automatically drawn on the investor's personal checking account each month for a predetermined amount has been reduced to $50. This amount may be revised or discontinued upon further notice to shareholders.

      o On page 15, under the caption "Shareholder Inquiries," please note:

           Shareholder   inquiries   should  be   directed  to  the  Fund  at
           (800)282-2340.